                            STRUCTURAL TERM SHEET               October 28, 1997

    Chase Manhattan Bank USA, National Association, Eligible Lender Trustee
                    Bankers Trust Company, Indenture Trustee
                   SALLIE MAE SERVICING CORPORATION SERVICER
                         SLM FUNDING CORPORATION SELLER

                         SLM STUDENT LOAN TRUST 1997-4
      [$1,456,350,000]* FLOATING RATE CLASS A-1 STUDENT LOAN-BACKED NOTES [$1,028,500,000]* FLOATING RATE CLASS A-2 STUDENT LOAN-BACKED NOTES
        [$90,150,000]* FLOATING RATE STUDENT LOAN-BACKED CERTIFICATES

    *NOTE: THE CLASS A-1 AND A-2 NOTES AND THE ASSETS OF THE SLM STUDENT LOAN TRUST 1997-4 (THE "TRUST") ARE EXPECTED TO BE SUBSTANTIALLY SIMILAR TO THOSE OF SLM STUDENT LOAN TRUST 1997-3. THE FINAL ASSETS OF THE TRUST
   MAY DIFFER AND ANY SUCH DIFFERENCE WILL IMPACT CLASS SIZE, MATURITIES,
                         AVERAGE LIFE AND DURATION.

                             TRANSACTION HIGHLIGHTS

    ===========================================================================================
                         PAR           EXPECTED RATINGS       AVERAGE LIFE
         CLASS          AMOUNT        (MOODY'S/S&P/FITCH)    (CALL/NO CALL)          INDEX
    ===========================================================================================
     Class A-1    [$1,456,350,000]*      Aaa/AAA/AAA        [2.52 / 2.52 yrs.]*   91 Day T-Bill
    -------------------------------------------------------------------------------------------
     Class A-2    [$1,028,500,000]*      Aaa/AAA/AAA        [7.20 / 7.26 yrs.]*   91 Day T-Bill
    -------------------------------------------------------------------------------------------
    Certificates   [$90,150,000]*          A2/A+/A+        [9.12 / 10.98 yrs.]*   91 Day T-Bill
    -------------------------------------------------------------------------------------------

                                          CLASS A-1                         CLASS A-2                   CERTIFICATES
                                          ---------                         ---------                   ------------

Expected Principal
Amount:                               [$1,456,350,000]*                 [$1,028,500,000]*              [$90,150,000]*

Expected Ratings
(Moody's/S&P/Fitch):                     Aaa/AAA/AAA                       Aaa/AAA/AAA                    A2/A+/A+

Expected Coupon:                     91-day T-bill+0.75%               91-day T-bill+0.75%         91-day T-Bill + [__]%





 This information has been prepared in connection with the proposed issuance of securities representing obligations of and interests in the above trust, and is based in part on information provided by SLM Funding Corporation, with respect to the expected characteristics of the pool of student loans in respect of which these securities will be issued. The actual characteristics and performance of the student loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that student loans will repay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED.

 These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. These materials, including any description of the student loans contained herein, supersede any information previously distributed, and in the event of any such offering shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement.

                                                                October 28, 1997


                                          CLASS A-1                       CLASS A-2                    CERTIFICATES
                                          ---------                       ---------                    ------------

Expected Yield:                      91-day T-bill+0.84%             91-day T-bill+0.84%          91-day T-Bill + [__]%

Price:                               To be calculated on             To be calculated on           To be calculated on
                                         Nov. 3, 1997                    Nov. 3, 1997                  Nov. 3, 1997

Pricing Speed:                     7% CPR, to auction call         7% CPR, to auction call       7% CPR, to auction call

ERISA Eligibility:                           Yes                             Yes                            No

Joint Bookrunners                    Goldman Sachs, MSDW             Goldman Sachs, MSDW           Goldman Sachs, MSDW

PRINCIPAL PAYMENTS:
-------------------
Expected Average Life (Call):           [2.52 years]*                   [7.20 years]*                 [9.12 years]*

Legal Final Maturity:                      [   ]*                           [  ]*                         [  ]*

Credit Enhancement:              Class A-1 and Class A-2 are supported by 3.5% subordination,        Certificates are
                                 a [0.25]% reserve fund (of Initial Pool Balance) and Excess      supported by a [0.25]%
                                                            Spread                               reserve fund (of Initial
                                                                                                 Pool Balance) and Excess
                                                                                                          Spread





 This information has been prepared in connection with the proposed issuance of securities representing obligations of and interests in the above trust, and is based in part on information provided by SLM Funding Corporation, with respect to the expected characteristics of the pool of student loans in respect of which these securities will be issued. The actual characteristics and performance of the student loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that student loans will repay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED.

 These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. These materials, including any description of the student loans contained herein, supersede any information previously distributed, and in the event of any such offering shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement.

                                                                October 28, 1997


Seller: SLM Funding Corporation (the "Seller"), a wholly-owned subsidiary of Student Loan Marketing Association ("Sallie Mae").

Servicer:                  Sallie Mae Servicing Corporation (the "Servicer"),
                           a wholly-owned subsidiary of Sallie Mae that manages and operates Sallie Mae's loan servicing functions.
                           Under certain circumstances, the Servicer may transfer its obligations as Servicer. The Servicer will receive a fee as described in the Prospectus
                           Supplement.

Optional Purchase:         The Seller may purchase or arrange for the purchase
                           of all remaining Trust Student Loans, and thus effect the early retirement of the Notes and the Certificates, on any Distribution Date on or after which the Pool Balance is equal to 10% or less of the Initial Pool Balance, at a price equal to the aggregate Purchase Amounts for such Trust Student
                           Loans as of the end of the preceding Collection
                           Period (but not less than the Minimum Purchase Amount plus any Note Interest Carryover and any Certificate
                           Return Carryover). See "Formation of the Trusts --
                           Termination" in the Prospectus.  The "Initial Pool
                           Balance" will equal the Pool Balance as of the Cutoff
                           Date.

Auction: If the Seller has waived its option to purchase the Trust Student Loans, the Indenture Trustee may auction the Trust Student Loans when the Pool Balance is equal to 10% or less of the Initial Pool Balance, at a price not less than the Minimum Purchase Price.





 This information has been prepared in connection with the proposed issuance of securities representing obligations of and interests in the above trust, and is based in part on information provided by SLM Funding Corporation, with respect to the expected characteristics of the pool of student loans in respect of which these securities will be issued. The actual characteristics and performance of the student loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that student loans will repay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED.

 These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. These materials, including any description of the student loans contained herein, supersede any information previously distributed, and in the event of any such offering shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement.

                                                                October 28, 1997


First Interest Payment
Date:                      [April 25, 1997]

Day Count Basis:           Actual/Actual

Payment Dates:             Quarterly, on about the 25th of each January, April,
                           July, October

Expected Settlement:       [Week of November 10, 1997]

Settlement:                Book-entry form through the facilities of DTC

Tax Considerations:        In the opinion of Federal Tax Counsel and Delaware
                           Tax Counsel, the Notes will be characterized as debt for federal and Delaware state tax purposes.



TRUST PRINCIPAL COMPONENT OF
PORTFOLIO AS OF CUTOFF DATE:            [$2,503,689,634]*





 This information has been prepared in connection with the proposed issuance of securities representing obligations of and interests in the above trust, and is based in part on information provided by SLM Funding Corporation, with respect to the expected characteristics of the pool of student loans in respect of which these securities will be issued. The actual characteristics and performance of the student loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that student loans will repay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED.

 These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. These materials, including any description of the student loans contained herein, supersede any information previously distributed, and in the event of any such offering shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement.

                                                            October 17, 1997

       Chase Manhattan Bank USA. N.A., Eligible Lender ("Owner") Trustee
                   Bankers Trust Company, Indenture Trustee
                   SALLIE MAE SERVICING CORPORATION SERVICER
                         SLM FUNDING CORPORATION SELLER

                          SLM STUDENT LOAN TRUST 1997-4
       [$1,456,350,000]* FLOATING RATE CLASS A-1 STUDENT LOAN-BACKED NOTES [$1,028,500,000]* FLOATING RATE CLASS A-2 STUDENT LOAN-BACKED NOTES
         [$90,150,000]* FLOATING RATE STUDENT LOAN-BACKED CERTIFICATES

                             TRANSACTION HIGHLIGHTS
                             ----------------------

=======================================================================================================================
                    PAR             EXPECTED RATINGS        AVERAGE LIFE        PAYMENT                         PRICE
  CLASS            AMOUNT         (MOODY'S/S&P/FITCH)       (CALL/TURBO)      WINDOW (CALL)      INDEX          TALK
=======================================================================================================================
 Class A-1     [$1,456,350,000]*     Aaa/AAA/AAA          [2.52/2.52 yrs]*    [4-58, 55]*    91 Day T-Bill   [+81.5]*
-----------------------------------------------------------------------------------------------------------------------
 Class A-2     [$1,028,500,000]*     Aaa/AAA/AAA          [7.20/7.26 yrs.]*   [58-109, 52]*  91 Day T-Bill   [+85.5]*
-----------------------------------------------------------------------------------------------------------------------
 Certificate    [$90,150,000]*        A2/A+/A+           [9.12/10.98 yrs.]*     [ 109, 1]*   91 Day T-Bill
-----------------------------------------------------------------------------------------------------------------------

                                        CLASS A-1                CLASS A-2                CERTIFICATES
                                        ---------                ---------                ------------
Principal Amount:                     [$1,456,350,000]*        [$1,028,500,000]*          [$90,150,000]*

Expected Ratings                        Aaa/AAA/AAA              Aaa/AAA/AAA                A2/A+/A+
(Moody's/S&P/Fitch):

ERISA Eligibility:                         Yes                       Yes                       No

Joint Bookrunners                  MSDW, [Goldman Sachs)      MSDW,[Goldman Sachs]      MSDW, [Goldman Sachs]

PRINCIPAL PAYMENTS:
------------------
Expected Average Life                   [2.52 years]*           [7.20 years]*             [9.12 years]*
(Call):

Expected Final Maturity                   [10/02]*                 [1/07]*                   [1/07]*
(Call):

Legal Final Maturity                       [7/06]*                 [1/11]*                   [1/13]*

Credit Enhancement:             Class A-1 is supported by    Class A-2 is supported by    Certificates are supported
                               3.5% subordination, a 0.25%    3.5% subordination, a        by a 0.25% reserve fund
                               reserve fund (of Initial Pool  0.25% reserve fund (of      (of Initial Pool Balance)
                               Balance) and Excess Spread     Initial Pool Balance) and      and Excess Spread
                                                                  Excess Spread

Note: * The accounts in the SLM Student Loan Trust 1997-4 will attempt to mirror the SLM 1997-3 collateral. However, changes in total Trust principal and tranching will impact maturities, average life and duration, thereby impacting pricing.

                                                            OCTOBER 17, 1997



Seller: SLM Funding Corporation (the "Seller"), a wholly-owned subsidiary of Student Loan Marketing Association ("Sallie Mae"). Because the Seller is not an institution eligible to hold legal title to the Student Loans, Chase Manhattan Bank USA, National Association, as eligible lender trustee for the Seller (the "Interim Trustee") will hold legal title to the Student Loans on behalf of the Seller pursuant to a trust agreement to be dated as of [TBD, 1997] between the Interim Trustee and the Seller (as amended and supplemented from time to time, the "Interim Trust Agreement"). References to the "Seller" herein mean the Interim Trustee for all purposes, where the context so requires, involving the holding or transferring of legal title to the Trust Student Loans.

Servicer:                Sallie Mae Servicing Corporation (the "Servicer"), a
                         wholly-owned subsidiary of Sallie Mae that manages and operates Sallie Mae's loan servicing functions. Under certain circumstances, the Servicer may transfer its obligations as Servicer.

Servicing Fee:           Before [January, 2002] the primary servicing fee will
                         equal to 1/12 of [0.80%] of the outstanding balance of the student loans. After [January, 2002], the primary servicing fee will be equal to the lesser of (1) to 1/12 of [0-80%] of the outstanding balance of the student loans; (ii) [$4.07] times the number of accounts in the Trust (the "Unit Amount").
                         Additionally after that date, a Carryover Servicing
                         Fee will be payable out of the excess cashflow equal to the sum of (a) the amomt by which (i) 1/12 of [0-80%] exceeds (ii) the Unit Amount and (b) certain other costs described in the Prospectus Supplement.

Optional Purchase:       The Seller may purchase or arrange for the purchase of
                         all remaining Trust Student Loans, and thus effect the early retirement of the Notes and the Certificates, on any Distribution Date on or after which the Pool
                         Balance is equal to 10% or less of the Initial Pool
                         Balance, at a price equal to the aggregate Purchase
                         Amounts for such Trust Student Loans as of the end of the preceding Collection Period (but not less than the Minimum Purchase Amount plus any Note Interest
                         Carryover and any Certificate Return Carryover). See
                         "Formation of the Trusts -- Termination" in the Prospectus. The "Initial Pool Balance" will equal the
                         Pool Balance as of the Cutoff Date.


INTEREST PAYMENTS:

First Interest Payment   [April 25-1997]
Date:
Day Count Basis:         Actual/Actual

Payment Dates:           Quarterly, on about the 25th of each January, April,
                         July, October

Expected Settlement:     [TBD, 1997]

Settlement:              Book-entry form through the facilities of DTC.
                         Euroclear, societe anonyme and Cedel

Tax Considerations:      The Notes will be characterized as debt for federal and
                         Delaware state tax purposes of securities having the same terms as the Notes.

Note: * The accounts in the SLM Student Loan Trust 1997-4 will attempt to mirror the SLM 1997-3 collateral. However, changes in total Trust principal and tranching will impact maturities, average life and duration, thereby impacting pricing.

                                                            OCTOBER 17, 1997


                          COLLATERAL DESCRIPTION

Description of
  Accounts:             All of the student loan collateral is government
                        guaranteed through reinsurance with the Department of Education (DOE), Guaranteed Student Loans are insured for 98 or 100% of principal and accrued interest by Guarantee Agencies which are reinsured by the Federal
                        Government. Guarantors can claim reimbursement from the Federal Government for defaulted loans. The DOE is required to stand behind Guarantors in the case of a Guarantor insolvency, however the actual timing of DOE assistance in the case of Guarantor insolvency is unclear.

                        A claim can only be rejected by a Guarantee agency (and subsequently the DOE) if a loan servicer has not followed the proper servicing procedures and policies.

TRUST PRINCIPAL
COMPONENT OF
PORTFOLIO AS OF
CUTOFF DATE:            [$2,503,689,634]*









Note: * The accounts in the SLM Student Loan Trust 1997-4 will attempt to mirror the SLM 1997-3 collateral. However, changes in total Trust principal and tranching will impact maturities, average life and duration, thereby impacting pricing.